UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2008

INTELLON CORPORATION

(Exact Name of Registrant as Specified in its charter)

Delaware	333-144520	59-2744155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5100 West Silver Springs Boulevard, Ocala, FL 34482

(Address of Principal Executive Offices) (Zip Code)

(352) 237-7416

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2008, the Board of Directors (the “Board”) of Intellon Corporation (the “Company”) appointed R. Douglas Norby to serve as the Company’s Lead Independent Director. Mr. Norby has served on the Company’s Board since May 2007.

The role of the Company’s Lead Independent Director is defined in the Company’s corporate governance guidelines. The guidelines were adopted by the Board on May 2, 2008. A copy of the guidelines is available on the governance section of the investor relations section of the Company’s website (www.intellon.com). The Company will also make a free printed copy of the guidelines available to any stockholder upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLON CORPORATION

By:	/s/ Brian T. McGee
Name:	Brian T. McGee
Title:	Senior Vice President and Chief Financial Officer

Date: May 6, 2008